Exhibit 99.10

ESTĒE LAUDER COMPANIES

TRAVEL RETAIL: A WINDOW TO THE WORLD

NOVEMBER 4, 2026

ESTĒE LAUDER COMPANIES

GLOBAL TRAVEL RETAIL



Matthew Growdon
PRESIDENT, ASIA-PACIFIC AND TRAVEL RETAIL WORLDWIDE

ESTĒE LAUDER COMPANIES

TRAVEL RETAIL: A WINDOW TO THE WORLD

TRAVEL RETAIL: STRATEGIC PLATFORM TO RECRUIT CONSUMERS AND BUILD BRANDS

GROWING AND DIVERSIFIED TRAVELER BASE

2B | +3% | +12%
International Departure FY26 | YOY% vs. FY25 | Recovery vs. CY19[1]

INCREASING & ACCELERATING TOURISM REVENUE

~$1T | +9%
IATA Global Airline Revenue from passengers, CY25 & estimated growth in CY26

NEW AIRPORT DEVELOPMENT

India alone plans
~50
new airports in next 5 years
Major global air hubs undergoing expansion and modernization

BEAUTY STILL #1 CATEGORY

$30B | ~35% Mix
CY25 Prestige Beauty travel retail sales[2], Mix of total travel retail industry[3]

TOP CHANNEL FOR PRESTIGE BEAUTY

One of the largest Global channels

BRAND RECRUITING WINDOW

~2/3 shoppers
bought a specific product for the first time in Travel Retail[3]

Source: 1. PAA-Avidcast data international departures; 2. CY25 Generation Research Annual Report; 3. Mind-set BTS report

ELC IS A LEADER IN BEAUTY IN TRAVEL RETAIL

Stabilized Retail in Travel Retail East and Worldwide
FY27 Q1

Share gain in both Travel Retail East and West
FY26 Q4[1]

Source: 1 FY26 Q4 East market based on Beauté Research, West market based on Generation



UNIQUE AND DIVERSIFIED OPPORTUNITIES IN THE EAST

TRAVEL RETAIL EAST MARKET

$18.5B, ~63% Mix

Category Mix



Skin Care
Makeup
Fragrance
Hair Care
63%
21%
15%
1%

Mix of Business



China Mainland
Korea
Hong Kong SAR, Macau SAR
Other Travel Retail East Markets
43%
27%
16%
14%

Source: CY25 Generation Research Annual Report

UNIQUE AND DIVERSIFIED OPPORTUNITIES IN THE WEST

TRAVEL RETAIL WEST MARKET

$11.0B, ~37% Mix

Category Mix



Fragrance
Hair Care
Skin Care
Makeup
78%
1%
12%
9%

Mix of Business



Mature Markets
Emerging Markets
72%
28%

Source: CY25 Generation Research Annual Report

ELC'S REGIONALIZED MODEL SHARPENS OWNERSHIP AND PRIORITIES

1. Best-in-class retail execution
2. Diversify consumer reach and geographic footprint
3. Broaden portfolio representation

TRAVEL RETAIL WORLDWIDE

TRAVEL RETAIL WEST	TRAVEL RETAIL EAST
AMERICAS	CHINA
EUROPE	KOREA
UK/IRELAND	JAPAN
MIDDLE EAST/INDIA/AFRICA	REST OF TRAVEL RETAIL EAST

ELC'S REGIONALIZED MODEL SHARPENS OWNERSHIP AND PRIORITIES

A new operating model, alongside a redesigned organizational structure, brings our teams closer to consumers and key retail partners, enabling greater agility and market relevance.

TRAVEL RETAIL WORLDWIDE

TRAVEL RETAIL WEST

Accelerate Share Gain as Market Challenger (#5)[1]

Regional Priorities

1. Accelerate fragrance
2. Expand productive retail space
3. Scale in emerging markets

TRAVEL RETAIL EAST

Reignite growth as #1 in the largest prestige beauty travel retail market[2]

Regional Priorities

1. Strengthen skin care leadership via service & luxury experience
2. Further unlock growth across brand portfolio
3. Gain share in growth destinations

FASTER-DECISION MAKING | FEWER SPANS AND LAYERS | ENHANCED PRODUCTIVITY | SPEED TO MARKET

Sources: 1. ELC FY26 ranking based on the Generation Research, 2. ELC FY26 Ranking based on Beauté Research

GLOBAL CHANNEL ECOSYSTEM EXPANDS CONSUMER COVERAGE

ELC Travel Retail is present in 1,900+ brick-and-mortar locations with 6,700+ POS[1] globally

- **AIRPORT** — GLOBAL GATEWAY RETAIL
- DOWNTOWN — DESTINATION DUTY-FREE RETAIL
- ONLINE
- IN-FLIGHT
- CRUISE

Airport: Miami DFA Beauty Store



BEAUTY
LE LABO
JO MALONE LONDON
TOM FORD

Source: 1. Based on FY26 Door count by country

GLOBAL CHANNEL ECOSYSTEM EXPANDS CONSUMER COVERAGE

ELC Travel Retail is present in 1,900+ brick-and-mortar locations with 6,700+ POS[1] globally

- AIRPORT — GLOBAL GATEWAY RETAIL
- **DOWNTOWN** — DESTINATION DUTY-FREE RETAIL
- ONLINE
- IN-FLIGHT
- CRUISE

Le Labo – CDF (Ex-DFS) Four Seasons Macau



LE LABO

Estée Lauder – Shilla Seoul Downtown



TOM FORD

Source: 1. Based on FY26 Door count by country

GLOBAL CHANNEL ECOSYSTEM EXPANDS CONSUMER COVERAGE

Focusing on the quality and personalization of the online experience (shop in shop, elevated on-site product and brand experience, targeted CRM activation programs)

- AIRPORT — GLOBAL GATEWAY RETAIL
- DOWNTOWN — DESTINATION DUTY-FREE RETAIL
- **ONLINE**
- IN-FLIGHT
- CRUISE

Hainan Replenishment Site



Korea Shilla



프레데릭 말
뮤스크 라바졔

Club Avolta



LHR, London, Heathrow Airport
Find products
In your location
20
39
Online shopping
Select to see available products

Source: 1. Based on FY26 Door count by country

GLOBAL CHANNEL ECOSYSTEM EXPANDS CONSUMER COVERAGE

ELC Travel Retail is present in 1,900+ brick-and-mortar locations with 6,700+ POS[1] globally

- AIRPORT
  GLOBAL GATEWAY RETAIL
- DOWNTOWN
  DESTINATION DUTY-FREE RETAIL
- ONLINE
- IN-FLIGHT
- CRUISE

In-flight: Korea Air


SKY SHOP
K-BEAUTY
KOREAN AIR | JULY 2026
I ONLY WEAR
ELLA
only wears Stay Curious
POWDER KISS

Korea Air First class lounge: Estée Lauder Re-Nutriv Activation


Re-Nutriv
ESTĒE LAUDER

Source: 1. Based on FY26 Door count by country

LATEST GLOBAL OPENINGS BRING BRAND EQUITY TO LIFE THROUGH ELEVATED EXPERIENCES

Jo Malone London Heathrow T2 (opened in FY26)


JO MALONE
LONDON

LATEST GLOBAL OPENINGS BRING BRAND EQUITY TO LIFE THROUGH ELEVATED EXPERIENCES

DFA Macau Venetian Downtown Estée Lauder

CDF (ex-DFS) Macau Downtown La Mer


ESTĒE LAUDER
LA MER

SEAMLESS JOURNEY ACROSS DOMESTIC AND TR WITH CONSUMERS AT THE CENTER

ONE JOURNEY
WITH CONSUMERS AT THE CENTER

1. INSPIRE — CAMPAIGNS, CREATORS AND SOCIAL ENGAGEMENT
   Domestic Media
2. PLAN — RESEARCH, COMPARE & BUILD WISH LISTS
   Domestic and Travel/Destination Media
3. DISCOVER — EXPLORE, EXPERIENCE & TRY PRODUCTS DURING TRAVEL
   Domestic B&M and Online
   Travel Retail Channel Touchpoints
4. PURCHASE — SHOP SEAMLESSLY, PHYSICAL AND DIGITAL
   Domestic B&M and Online
   Travel Retail Channels
5. REPLENISH — LOYALTY AND OMNICHANNEL REPURCHASE
   Domestic Brand/Retailer Membership
   Travel Retailer Membership


ESTĒE LAUDER

MEETING CONSUMERS AT EVERY MOMENT WITH DIFFERENTIATED EXPERIENCES



Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Peak: New Year & Winter Vacation
Lunar New Year
Valentine's Day
Ramadan + EID
Women's Day
Easter
Mothers' Day
Labor Day
Golden Week
618
Peak: Summer Vacation
Middle Autumn Festival
Golden Week
Diwali
Double 11
Thanksgiving
Cyber Week
Christmas

EXTENDING ELC BRAND POWER ACROSS KEY MOMENTS AROUND THE GLOBE

Accelerating Growth Through Connected Market Development
Examples from China, India and Middle East

CHINESE NEW YEAR CAMPAIGNS



LA MER

DIWALI CAMPAIGNS



RAMADAN AND EID CAMPAIGNS



JO MALONE
LONDON

COORDINATED LAUNCHES AMPLIFY HIGH-IMPACT INNOVATION

FY26 Estée Lauder Double Wear launch in China

DOMESTIC CHINA:
+29% YOY growth in retail sales in FY26 Q3

Suzhou Center - February/March 2026



全球No.1
持妆明星
颠覆升级
DOUBLE WEAR

TRAVEL RETAIL HAINAN:
May retail sales +29% vs. FY25 monthly average

Hainan HTB - May 2026





ESTĒE LAUDER
MADE FOR MORE

Source: Beauté Research

TRAVEL RETAIL EXTENDS DOMESTIC INVESTMENT THROUGH HIGH-IMPACT, TRAVELER-RELEVANT CAMPAIGNS

Hainan Jay Chou Sanya Concert Partnership & In-store Activation, Mar 25 & Dec 26



JAY CHOU
LA MER
周而复始 再愈见

La Mer Arrive Hydrated Travel Retail Exclusive Campaign



LA MER
LA MER
LA MER

La Mer Tranquility Travel Retail Exclusive Campaign



LA MER

BRINGING OUR BRANDS TO LIFE THROUGH IMMERSIVE TRAVEL RETAIL EXPERIENCES


GLIMMER
THE NEW EAU DE PARFUM
ESTĒE LAUDER
GLIMMER
ESTĒE LAUDER

REIMAGINING TRAVEL RETAIL FOR THE FUTURE OF PRESTIGE BEAUTY

From Traditional Retail & Merchandising
To Iconic "Sense of Place"


JO MALONE

London Heathrow T2 Jo Malone London

From Transaction-driven Shopping Journey
To Immersive Retail-tainment Experience


Kilian

JFK T8 KILIAN PARIS Speakeasy

From Shared Assortment with Domestic
To Travel-Tailored Innovation



Estée Lauder Diane Von Furstenberg Retail limited edition

ESTĒE LAUDER COMPANIES

CHINESE TRAVELING CONSUMER AND CHINA TRAVEL RETAIL



Olivier Dubos
SENIOR VICE PRESIDENT/GENERAL MANAGER, TRAVEL RETAIL WORLDWIDE

ELC HAS THE AGILITY AND GLOBAL PRESENCE TO SERVE CHINESE TRAVELERS GLOBALLY

OUTBOUND CHINESE TRAVELERS

Destination momentum shifting

117M	+10%	86%
FY26 CTC INTL. DEPARTURES[1]	VS. FY25	of CY19 levels

What shapes destination choices

- Foreign exchange
- Geopolitics
- Visa policies
- Cultural trends

HAINAN DUTY-FREE ECOSYSTEM

China's largest duty-free ecosystem

~110M	+9%	133%
CY25 HAINAN VISITORS[2]	VS. CY24	of CY19 levels

What sustains Hainan momentum

- Duty free policy
- Frictionless domestic travel
- Destination investment
- Mature retail ecosystem

Source: 1. Chinese Traveling Consumer departures from all airports (China & overseas). 2. Hainan Provincial Bureau of Statistics.

CONNECTING PLANNING AND VALUE WITH DIGITAL, EXCLUSIVITY AND DISCOVERY

Chinese Consumer Shopper Study Insights



WHAT REMAINS CORE

- *50%+* Beauty remains a staple
- *60%+* Highly planned
- *56%* Value remains a key driver

WHAT IS EVOLVING

- *98%* Digital throughout the journey
- *41%* Exclusivity beyond price
- *32%* Discovery drives impulse

Source: 2026 Chinese Traveling Consumer Shopper Study, ELC Internal

CHINA'S TOP AIRPORT HUBS ARE UNVEILING NEW TRAVELLER EXPERIENCES SOON

SHANGHAI AND BEIJING AIRPORT RENOVATION



ELC NEW STORE RENDERING


TOM FORD
TOM FORD

ELC'S PRIME RETAIL PRESENCE EXTENDS CHINESE TRAVELER ENGAGEMENT ACROSS APAC AND BEYOND


Macau - DFA Venetian Downtown
Japan Haneda Airport T3
Shilla Seoul Downtown
Singapore Changi Airport
LA MER
LE LABO
JO MALONE LONDON
MAC

HAINAN: WORLD'S LARGEST DUTY-FREE ISLAND AND UNIQUE GATEWAY TO CHINESE CONSUMERS

HAINAN DUTY FREE ECOSYSTEM



LARGEST DUTY-FREE ISLAND

$32B | +11%

CY25 Total visitor spend and growth vs. CY24 in Hainan[1]

50M | +26%

CY25 CDF Members, growth% of purchasing members in Beauty[2]

75%

New Tier 1 & Tier 2+ consumers in CDF Beauty[2]



WORLD-CLASS RETAIL ECOSYSTEM

>500K M² | 6.1K M²

Total Hainan retail space
ELC retail space

4 Cities | 5 Retailers
11 B&M | 10 Online doors

ELC Retail footprint in Hainan

28%

ELC consumers in Hainan are new to brand[3]

Source: 1. Hainan Provincial Bureau of Statistics 2. CDF White Paper Report 3. ELC Hainan New to File Report

Industry & Policy Engagement via Hainan Expo Invest in Local Talent & Infrastructure 1st Fully Functioning Distribution Center Among Prestige Beauty Players DRIVING GROWTH ACROSS HAINAN BY ENGAGING THE WHOLE ECOSYSTEM Industry & Policy Engagement via Hainan Expo Invest in Local Talent & Infrastructure 1st Fully Functioning Distribution Center Among Prestige Beauty Players DRIVING GROWTH ACROSS HAINAN BY ENGAGING THE WHOLE ECOSYSTEM Industry & Policy Engagement via Hainan Expo Invest in Local Talent & Infrastructure 1st Fully Functioning Distribution Center Among Prestige Beauty Players DRIVING GROWTH ACROSS HAINAN BY ENGAGING THE WHOLE ECOSYSTEM CONNECTING EVERY CONSUMER TOUCHPOINT THROUGH ELEVATED RETAIL EXPERIENCES HOSPITALITY & TOURISM COLLABORATION PREMIUM SHOPPING DESTINATIONS STRATEGIC AIRPORT PRESENCE STRONG RETAILER PARTNERSHIP

HAINAN BRINGS ELC'S PORTFOLIO TO LIFE THROUGH ELEVATED RETAIL AND PERSONALIZED SERVICES


ESTĒE LAUDER

LA MER

M·A·C

TOM FORD

JO MALONE
LONDON

LE LABO

HAINAN BRINGS ELC'S PORTFOLIO TO LIFE THROUGH ELEVATED RETAIL AND PERSONALIZED SERVICES

ESTĒE LAUDER SERVICE SPA (71 m^2) 2 SPA Cabins + 2 Consultation Rooms + Service Area




- 98% satisfaction rate
- 10/10 overall experience rating
- ~35-40 services/day incl. SPA and on-counter
- Repurchase rate ~12% among consumer who already spend ~$700 as threshold

LA MER SERVICE SPA (62 m^2)



- Exclusive Hainan Signature Facial
- ~20 services/day incl. SPA and on-counter
- ~24% conversion of repurchase

HIGH-IMPACT ACTIVATIONS UNLOCK POWERFUL CONSUMER RECRUITMENT OPPORTUNITIES

ESTĒE LAUDER CY26 CHINESE NEW YEAR



PERSONALIZED SERVICES AND GAMIFICATION TURN DISCOVERY INTO ENGAGEMENT

ESTĒE LAUDER ROBOT-CRAFTED ELIXIRS FOR SLEEP CONCERNS


ESTĒE LAUDER
ACCELERATING BEST-IN-CLASS CONSUMER COVERAGE ACROSS TR APAC

ESTĒE LAUDER SCI-FI PHOTOSHOOT EXPERIENCE


焕新中

ESTĒE LAUDER "THE PLAYHOUSE OF DREAMS"


ESTĒE LAUDER
雅诗兰黛

LEVERAGE CROSSOVER COLLABORATIONS TO SPARK EXCITEMENT AND RECRUIT NEW CONSUMERS CURATED VIP EXPERIENCES DEEPEN RELATIONSHIPS WITH HIGH-VALUE CONSUMERS HAINAN BRINGS TOGETHER INFRASTRUCTURE, PARTNERSHIP, AND EXPERIENTIAL RETAIL TO CREATE A WORLD-CLASS TRAVEL RETAIL ECOSYSTEM

SHAPE THE NEXT CHAPTER OF TRAVEL RETAIL Scale the world’s leading duty-free island 1. HAINAN Elevate China’s major travel gateways 2. CHINA AIRPORTS Connect engagement before, during and after travel 3. OMNI CHANNEL Welcome Chinese travelers wherever demand moves 4. OVERSEAS ONE CONNECTED ECOSYSTEM | ONE TEAM MODEL ELEVATE CONSUMER JOURNEY | BUILD BRANDS | UNLOCK LONG-TERM GROWTH ELC CHINA TRAVEL RETAIL GROWTH PLATFORMS Q&A BEAUTY REIMAGINED: TURNING AMBITION INTO ACTION